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                                          ALLIANCEBERNSTEIN INFLATION STRATEGIES
                              - AllianceBernstein Multi-Asset Inflation Strategy

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Supplement dated September 23, 2010 to the Prospectus dated March 8, 2010 of the
AllianceBernstein Multi-Asset Inflation Strategy (the "Strategy") offering Class A, Class C and Advisor Class shares, to the Prospectus dated March 8, 2010 of the Strategy offering Class A, Class R, Class K and Class I shares and to the Prospectus dated March 8, 2010 of the Strategy offering Class 2 shares (collectively, the "Prospectuses").

On September 22, 2010, the Board of Directors of AllianceBernstein Bond Fund, Inc. (the "Fund") approved renaming the Strategy, one of the Fund's portfolios, the "AllianceBernstein Real Asset Strategy". The Strategy's investment objective and policies will remain the same as the current investment objective and policies. The Strategy's name change will become effective as of September 27, 2010.

This Supplement should be read in conjunction with the Prospectuses for the Strategy.

You should retain this Supplement with your Prospectuses for future reference.

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AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

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